Exhibit 10.30

Addendum Relating to Contract Extension

The parties have reached agreement to a two-year contract extension beginning August 1, 2002.  This includes a 2% wage rate increase for each year of the Agreement with a .50 cent increase each year to the Group Retirement plan.

ARTICLE XVI

MISCELLANEOUS

16.10 Group Retirement Plan: The Company agrees to maintain for the life of this Agreement the group retirement plan for eligible year-round employees.  The plan shall be set forth in a separate booklet apart from this agreement, but shall be considered a part of this Agreement.

Pension Benefit Summary:

1)     Monthly Benefit

Summary	Technicians I, II & III	Technicians IV	Non-Tech
08/01/02	$29.50	$25.50	$22.50
08/01/03	$30.00	$26.00	$23.00

ARTICLE XVIII

TERM OF AGREEMENT

18.1 Term: This Agreement shall remain in force and be effective and binding upon the parties without change from the date hereof to and including July 31, 2004, and shall continue in force and effect thereafter from year to year unless the Company and the International Union of Inter-Factory Committee, with written approval of the individual Local Unions, at least sixty (60) days prior to July 31, 2004, or sixty (60) days prior to July 31 of any year after, gives written notice to the other party of its desire or intention to alter, modify, or terminate the same upon the 31st of July immediately following such notice.

WORK CLASSIFICATION AND WAGE SCALE

The Wage Classifications and rates have been adjusted to read:

	Aug. 1 2001	Aug. 1 2002	Aug. 1 2003
TECHNICIANS I
Distribution Facility Foreman	$23.47	$23.94	$24.42
Contractor Pipe Fitter	22.35	22.80	23.26
Journeyman Pipe Fitter	21.29	21.72	22.15
Maintenance Planner	21.07	21.49	21.92
End Foreman (EGF)	21.04	21.46	21.89
Chief Electrician	20.25	20.66	21.07
Apprentice Pipe Fitter	20.21	20.61	21.02
Shop Foreman	20.06	20.46	20.87
Steam Fitter	20.06	20.46	20.87
Welding Foreman – DN	20.06	20.46	20.87
Electronic Control Technician	20.02	20.42	20.83
Beet End Foreman	19.96	20.36	20.77
Sugar End Foreman	19.96	20.36	20.77
Certified Welder	19.96	20.36	20.77
Chief Boilerhouse Engineer	19.96	20.36	20.77
Electrician - 1st Class	19.96	20.36	20.77
Sugar Warehouse Foreman DN	19.96	20.36	20.77
Machinist - Shop & Floor	19.84	20.24	20.64
Ion Technician – 1st Class	19.84	20.24	20.64
Vehicle Repair Mechanic	19.56	19.95	20.35
Boilerhouse Foreman - 1st Class	19.56	19.95	20.35
Crane Operator – 1st Class	19.56	19.95	20.35
House Mechanic - 1st Class	19.56	19.95	20.35
Instrument Man	19.56	19.95	20.35
Pipefitter - 1st Class	19.56	19.95	20.35
Carpenter	19.56	19.95	20.35
Welder -1st Class	19.56	19.95	20.35
Sugar Boiler	19.47	19.86	20.26
Control Room Operator	19.47	19.86	20.26
Process Technician I	19.47	19.86	20.26

TECHNICIANS II
Pulp Drier Foreman	$18.98	$19.36	$19.75
Boilerhouse Foreman - 2nd Class	18.91	19.29	19.68
Beet Quality Lab Technician	18.91	19.29	19.68
Maintenance Foreman	18.77	19.15	19.53
Sugar Warehouse Foreman	18.77	19.15	19.53
Tool Crib	18.77	19.15	19.53
Assistant Chemist	18.52	18.89	19.27
Beet Seed Foreman – MHD	18.52	18.89	19.27
Electrician - 2nd Class	18.24	18.60	18.97
House Mechanic – 2nd Class	18.24	18.60	18.97
Welder – 2nd Class	18.24	18.60	18.97
Instrument Man - 2nd Class	18.24	18.60	18.97
Packaging Technician	18.24	18.60	18.97
Process Technician II	18.24	18.60	18.97
Ion Technician – 2nd Class	18.24	18.60	18.97
Yard Coordinator	18.15	18.51	18.88
Assistant Chemist	18.05	18.41	18.78
Invert Sugar Operator	17.90	18.26	18.63
Pulp Drier Fireman & Drum Man Coal Fired	17.46	17.81	18.17
Boilerhouse Fireman	17.46	17.81	18.17

TECHNICIANS III
Technical Writer	$17.29	$17.64	$17.99
Laboratory Foreman	17.29	17.64	17.99
Utility Man	17.29	17.64	17.99
Process Technician III	17.29	17.64	17.99
Mechanic Helper – 1st Class	17.29	17.64	17.99
Limerock Shovel Operator	17.29	17.64	17.99
Head Painter	17.29	17.64	17.99
Pay Loader Operator - HB	17.29	17.64	17.99
Storeroom Foreman - EGF	17.29	17.64	17.99
Liquid Sugar Operator – Chaska	16.91	17.25	17.60
Special Chemist	16.87	17.21	17.55
Pan Floor Helper – 1st Class	16.87	17.21	17.55
Facility Utility Person (MC)	16.73	17.06	17.40
Assistant Yard Coordinator (MHD, CN, EGF, DN)	16.73	17.06	17.40
Safety & Sanitation Leadperson	16.73	17.06	17.40
Liquid Sugar Operator - 2nd Class – Chaska	16.45	16.78	17.12
Juice Purification & Filtration – EGF	16.32	16.65	16.98
Mechanic & Electrician Helper (Starting 3rd Campaign)	16.26	16.59	16.92
Assistant Beet Seed Foreman	16.26	16.59	16.92
Bin Operator - 1st Class – Chaska	16.06	16.38	16.71
Sugar Warehouse – Trucking, Stacking, Loading & Bins – Chaska, Mason City	15.44	15.75	16.07
Binman Operator – Chaska	15.44	15.75	16.07
Assistant Sugar Warehouse Foreman – Chaska & M.C.	15.44	15.75	16.07
Pay Loader Operator	15.44	15.75	16.07
Sugar Screen House Operator	15.44	15.75	16.07
Truck Loading Coordinator – EGF	15.44	15.75	16.07
Pulp Packaging Technician – CRX	15.44	15.75	16.07
Anamet Plant Operator	13.74	14.01	14.29
Juice Purification & Filtration	13.65	13.92	14.20
Trackmobile and Caterpillar Operator	12.96	13.22	13.48
Lime Kiln Foreman	12.88	13.14	13.40
Misc. Labor – Chaska & Mason City	12.65	12.90	13.16

STATION A	$11.88	$12.12	$12.36
Bulk Sugar Loader
Knife Filer
Knife Setter
Diffuser Operator
Carbonators
Carbonation Filter Operator
Wet Hopper & Car Unloading Foreman
Truck Driver
Factory Yard Dump Foreman
White Centrifugal Operator
Coal Handlers (Coal Fired Houses)
Boilerhouse & Pulp Drier Ashman (EGF & DN)
Beet Seed Cleaning
Miscellaneous Leadperson
Backhoe Operator – EGF
Fork Lift Operator
Drum Filter & Thickener Operator – EGF
Mechanic & Electrician Helpers
Material & Supply Handler
Quality Lab Foreman
Molasses Loader – EGF
Temporary Employees – Chaska & Mason City Only
Laboratory Benchperson
Standard Liquid/Granulator Operator
Building Maintenance Helper
Pressure Filter Operator – DN

STATION B	$11.23	$11.45	$11.68
Pressure Filter Operators
Raw Centrifugal Operators
Pellet Mill Operator
Oilers-Main House
Receiving & Handling Supplies (one man per plant)
Beet Washer Operator – EGF
Pellet Loader
Ion Exclusion Helper

STATION C	$10.76	$10.98	$11.20
Beet Flume & Wet Hopper Man
Laboratory Sample Carrier, Station & Helpers
Beet Washer Operator
Lime Slacker
Lime Kiln-Hoist, Rock, Coke, Mill Men
Sugar Warehouse-Trucking, Stacking, Loading & Bins
Boilerhouse Cleaners & Helpers (EGF)
Crane Helper
Piler Operator
Remelt
Powdered Sugar
Bulk Sugar Silos
Pulp Drier Pressman

STATION D*	$10.17	$10.37	$10.58
Rock & Trash Catcher Helpers
Beet Washer Helpers, Trash Rolls & Picking Table
Sweepers & Janitors
Sewer Screens
Pulp Drier Shovelers, Sweepers, & Cleaners
Beet Laboratory – EGF
Handling Molasses
Miscellaneous Labor
Factory Yard Beet Receiving
Beet Storage (Ventilation)
Receiving & Handling Supplies

STATION D – NEW HIRES	$8.71	$8.88	$9.06
Rock & Trash Catcher Helpers
Beet Washer Helpers, Trash Rolls & Picking Table
Sweepers & Janitors
Sewer Screens
Pulp Drier Shovelers, Sweepers & Cleaners
Beet Laboratory – EGF
Handling Molasses
Miscellaneous Labor
Factory Yard Beet Receiving
Beet Storage (Ventilation)
Receiving & Handling Supplies

* Second Year and thereafter.

WORK CLASSIFICATION AND WAGE SCALE

OFFICE EMPLOYEES

Hillsboro, Moorhead, Crookston

	Aug. 1 2001	Aug. 1 2002	Aug. 1 2003

Materials Handling Foreman – MHD	$17.04	$17.38	$17.73
Storeroom Foreman – MHD –DN – CRX	16.49	16.82	17.16
Storekeeper	13.30	13.57	13.84
Clerk-Utility	12.65	12.90	13.16
Clerk-Shipping	12.65	12.90	13.16
Accounts Payable Clerk	12.65	12.90	13.16
Assistant Storekeeper	9.74	9.93	10.13

STOREROOM FLOORPERSON

AT ALL PLANTS

	Aug. 1 2001	Aug. 1 2002	Aug. 1 2003

Head Storeroom Floor Person	$11.88	$12.12	$12.36
Storeroom Floorperson	10.76	10.98	11.20

AGRICULTURE REPAIR EMPLOYEES

Moorhead, Crookston, East Grand Forks, Drayton, Hillsboro

	Aug. 1 2001	Aug. 1 2002	Aug. 1 2003

Agriculture Repair Foreman	$19.56	$19.95	$20.35
Agriculture Repair Man - 1st class	18.77	19.15	19.53
Deep Freeze/Agriculture Repair Man - 1st class	18.77	19.15	19.53
Agriculture Repair Man - 2nd class	18.24	18.60	18.97
Deep Freeze/Agriculture Repair Man - 2nd class	18.24	18.60	18.97
Agriculture Mechanic Helper	11.23	11.45	11.68

WORK CLASSIFICATION AND WAGE SCALE

EAST GRAND FORKS CENTRAL WAREHOUSE

	Aug. 1 2001	Aug. 1 2002	Aug. 1 2003

Materials Handling Foreman	$17.29	$17.64	$17.99
Asst. Materials Handling Foreman	16.49	16.82	17.16
Truck Driver	15.44	15.75	16.07
Materials Handler	11.88	12.12	12.36

Moorhead Packaging/Warehouse Classification

and Wage Schedule

	Aug. 1 2001	Aug. 1 2002	Aug. 1 2003

Technician I	$19.96	$20.36	$20.77
Technician II	16.91	17.25	17.60
Technician III	12.65	12.90	13.16
Technician IV	12.06	12.30	12.55
Temporary Employee	10.76	10.98	11.20

In cases where any of the above classifications are not now filled or required at any of the individual plants, the Employer shall not be obligated to fill such classification.

It is understood and agreed by the parties to this agreement of which this work classification and wage scale is a part that the agreement and the foregoing wage scale shall become effective August 1, 2002.

                IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective representatives thereto duly authorized this 10th day of July 2001.

Bakery, Confectionery, Tobacco Workers & Grain Millers
(AFL-CIO, CLC)

/s/ Jack Lick
Jack Lick

/s/ Dan Gust

Dan Gust

American Crystal Sugar Company

/s/ David Berg
David Berg

/s/ Tom Astrup
Tom Astrup

/s/ David Walden
David Walden

/s/ Dave Gravalin
Dave Gravalin

Local #264-G, East Grand Forks, Minnesota

/s/ Charles Huhes
Charles Hughes

/s/ Mel Morris
Mel Morris

/s/ Mark Froemke
Mark Froemke

Local #265-G, Chaska, Minnesota

/s/ Jerry Lahr
Jerry Lahr

Local #266-G, Moorhead, Minnesota

/s/ Jerry Burdeski
Jerry Burdeski

/s/ Tony St. Michel
Tony St. Michel

/s/ Dan Olson
Dan Olson

/s/ Bryon Standfield
Bryon Standfield

Local #267-G, Crookston, Minnesota

/s/ Elton Jones
Elton Jones

/s/ Lavonne Halland
Lavonne Halland

/s/ Edward Tulibaski
Edward Tulibaski

/s/ Jerry Hoiseth
Jerry Hoiseth

Local #269-G, Mason City, Iowa

/s/ Dennis Paulson
Dennis Paulson

Local #326-G, Drayton, North Dakota

/s/ David Pokrzywinski
David Pokrzywinski

/s/ John G. Riskey
John G. Riskey

Local #372-G, Hillsboro, North Dakota

/s/ Terry Holm
Terry Holm

/s/ Jeanette Lee
Jeanette Lee

/s/ Becki Harstad
Becki Harstad

/s/ Larry Sinner
Larry Sinner